AMENDED AND RESTATED
SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT, dated as of July 26, 2001, is made by MEMC Electronic Materials, Inc. ("MEMC"), a Delaware corporation, and MEMC Pasadena, Inc. ("MEMC Pasadena"), a Delaware corporation, (each, an "Assignor" and collectively, the "Assignors") in favor of E.ON AG, as Agent (the "Agent"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as so defined.

W I T N E S S E T H :

WHEREAS, MEMC, the lenders from time to time party thereto and E.ON AG, as agent, have entered into a Revolving Credit Agreement, dated as of July 13, 2001, providing for the making of Advances to MEMC, as contemplated therein (the "Existing Credit Agreement");

WHEREAS, in connection with the Existing Credit Agreement, MEMC and E.ON AG, as agent, under the Existing Credit Agreement entered into a Security Agreement, dated as of July 13, 2001, by and between MEMC and the Agent (the "Existing Security Agreement");

WHEREAS, the Existing Credit Agreement has been amended and restated pursuant to the Amended and Restated Revolving Credit Agreement (the "Credit Agreement"), dated as of July 26, 2001, among the Assignors, the lenders party thereto (the "Lenders") and the Agent, pursuant to which, among other things, MEMC Pasadena, has been added as a borrower thereunder; and

WHEREAS, MEMC and the Agent desire to amend and restate the Existing Security Agreement as set forth herein to, among other things, add MEMC Pasadena as a party.

NOW, THEREFORE, in consideration of the benefits accruing to the Assignor, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby makes the following representations and warranties to the Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Agent for the benefit of the Secured Creditors as follows:

ARTICLE I

SECURITY INTERESTS

1.1. Grant of Security Interests. As security for the prompt and complete payment and performance when due of all of the Obligations, each Assignor does hereby assign and transfer unto the Agent, and does hereby pledge and grant to the Agent for the benefit of the Secured Creditors, a continuing security interest in, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired (i) each and every Receivable, (ii) all Inventory and (iii) all Proceeds and products of the Receivables (collectively, the "Collateral").

(b) The security interest of the Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire at any time during the term of this Agreement.

1.2. Power of Attorney. Each Assignor hereby constitutes and appoints the Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

ARTICLE II

GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Assignor, jointly and severally, represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

2.1. Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Agent hereby in respect of the Collateral have been accomplished and the security interest granted to the Agent pursuant to this Agreement in and to the Collateral creates a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction.

2.2. No Liens. Such Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Agent.

2.3. Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens), and so long as any of the Obligations remain outstanding and unpaid, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by the Assignor or in connection with Permitted Liens.

2.4. Chief Executive Office; Records; Jurisdiction of Reincorporation. The chief executive office of each Assignor is located at the address indicated on Annex A hereto for such Assignor. Such Assignor will not move its chief executive office except to such new location as such Assignor may establish in accordance with this Section 2.4. The originals of all documents evidencing all Receivables of such Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office, at one or more of the other locations set forth on Annex A hereto or at such new locations as the Assignor may establish in accordance with this Section 2.4. All Receivables of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above or such new location established in accordance with this Section 2.4. No Assignor shall establish new locations for such offices until (i) it shall have given to the Agent not less than 15 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Agent may reasonably request, (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Agent to maintain the security interest of the Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions have been taken, in order to perfect (and maintain the perfection of) the security interest granted hereby in respect of the types of Collateral referred to in Section 1.1 hereof. In addition, each Assignor agrees not to reincorporate in any jurisdiction other than its current jurisdiction of incorporation.

2.5. Location of Eligible Inventory. All Eligible Inventory held on the date hereof by each Assignor is located at one of the locations shown on Annex B hereto for such Assignor. Each Assignor agrees that all Eligible Inventory now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Annex B hereto, or such new location as such Assignor may establish in accordance with the last sentence of this Section 2.5. Any Assignor may establish a new location for Eligible Inventory only if (i) it shall have given to the Agent not less than 15 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Agent may request, (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Agent to maintain the security interest of the Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions have been taken, in order to perfect (and maintain the perfection of) the security interest granted hereby in respect of the types of Collateral referred to in Section 1.1 hereof.

2.6. Recourse. This Agreement is made with full recourse to each Assignor (including, without limitation, with full recourse to all assets of such Assignor) and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the other Loan Documents and otherwise in writing in connection herewith or therewith.

2.7. Trade Names; Change of Name. No Assignor has or operates in any jurisdiction under, or in the preceding five years has had or has operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name and such other trade or fictitious names as are listed on Annex C hereto for such Assignor. No Assignor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex C hereto for such Assignor and new names established in accordance with the last sentence of this Section 2.7. No Assignor shall assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Agent not less than 15 days' prior written notice of its intention to do so, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Agent may reasonably request, (ii) with respect to such new name, it shall have taken all action reasonably requested by the Agent to maintain the security interest of the Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions have been taken, in order to perfect (and maintain the perfection of) the security interest granted hereby in respect of the types of Collateral referred to in Section 1.1 hereof.

ARTICLE III

SPECIAL PROVISIONS CONCERNING THE COLLATERAL

3.1. Additional Representations and Warranties. As of the time when its Receivables arises, the Assignor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto (if any) are what they purport to be, and such Receivable will evidence true and valid obligations of the account debtor named therein.

3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense accurate records of its Receivables, including, but not limited to, originals of all documentation with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon prior notice to such Assignor. Upon the occurrence and during the continuance of an Event of Default and at the request of such Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables (including, without limitation, all documents evidencing the Receivables and such books and records to the Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Agent so directs, such Assignor shall legend, in form and manner reasonably satisfactory to the Agent, the Receivables, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Receivables with an appropriate reference to the fact that such Receivables have been assigned to the Agent and that the Agent has a security interest therein.

3.3. Protection of Agent's Security. Each Assignor will do nothing to impair the rights of the Agent in the Collateral. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, stolen, or for any reason whatsoever unavailable to such Assignor.

3.4. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, and if the Agent so directs, the each Assignor agrees (x) that the Agent may, at its option, directly notify the obligors with respect to any Receivables to make payments with respect thereto as directed by the Agent, (y) that the Agent may enforce collection of any such Receivables and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor, and (z) take whatever other action the Agent may deem necessary or desirable for the protection of the Lenders' interests. At any time that an Event of Default exists or has occurred and is continuing, at the Agent's request, all invoices and statements sent to any account debtor shall state that the Receivables due from such account debtor and such other obligations have been assigned to the Agent on behalf of the Lenders and are payable directly and only to the Agent and the Assignors shall deliver to the Agent such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Receivables as the Agent may require. The costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Agent, shall be borne by the relevant Assignor. The Agent shall deliver a copy of each notice referred to in the preceding clause (x) to the relevant Assignor, provided, that the failure by the Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Agent created by this Section 3.4.

3.5. Modification of Terms; etc. Except in accordance with such Assignor's ordinary course of business and consistent with reasonable business judgment, such Assignor shall not rescind or cancel any indebtedness evidenced by any Receivable, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable, or interest therein, without the prior written consent of the Agent. Each Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and will do nothing to impair the rights of the Agent in the Receivables.

3.6. Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in its Receivables, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable, except that, prior to the occurrence of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Assignor finds appropriate in accordance with reasonable business judgment and (ii) such refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Agent, shall be borne by the relevant Assignor.

3.7. Assignors Remain Liable Under Receivables. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Receivables to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Receivables. Neither the Agent nor any other Secured Creditor shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Agent or any other Secured Creditor of any payment relating to such Receivable pursuant hereto, nor shall the Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

3.8. Financing Statements. Each Assignor agrees to execute and deliver to the Agent such financing statements, in form reasonably acceptable to the Agent, as the Agent may from time to time reasonably request or as are necessary or desirable in the opinion of the Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Agent to file any such financing statements without the signature of the Assignor where permitted by law.

3.9. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to its Collateral, as the Agent may reasonably require.

ARTICLE IV

REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

4.1. Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect, in all relevant jurisdictions and may:

(i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

(ii) instruct the obligor or obligors on any Receivable to make any payment relating to such Receivable directly to the Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

(iii) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 4.2 hereof, or direct the relevant Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

(iv) take possession of the Collateral or any part thereof, by directing the relevant Assignor in writing to deliver the same, or all agreements, instruments and documents relating thereto, to the Agent at any place or places designated by the Agent, in which event such Assignor shall at its own expenses:

(x) forthwith cause the same to be moved to the place or places so designated by the Agent and there delivered to the Agent;

(y) store and keep any Collateral so delivered to the Agent at such place or places pending further action by the Agent as provided in Section 4.2 hereof; and

(z) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. By accepting the benefits of this Agreement, the Secured Creditors agree that this Agreement may be enforced only by the action of the Agent acting upon the instructions of the Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Agent for the benefit of the Secured Creditors upon the terms of this Agreement and the Credit Agreement.

4.2. Remedies; Disposition of the Collateral. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Agent under or pursuant to Section 4.1 hereof and any other Collateral whether or not so repossessed by the Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Agent or after any overhaul or repair at the expense of the relevant Assignor which the Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' prior written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' prior written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Agent's option, be subject to reserve), after publication of notice of such auction (where required by applicable law) not less than 10 days prior thereto. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. To the extent permitted by any such requirement of law, the Agent may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the relevant Assignor. If, under mandatory requirements of applicable law, the Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

4.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE AGENT'S TAKING POSSESSION OR THE AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

(i) all damages occasioned by such taking of possession except any damages which are the direct result of the Agent's gross negligence or willful misconduct;

(ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Agent's rights hereunder; and

(iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against each Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

4.4. Application of Proceeds. (a) All moneys collected by the Agent upon any sale or other disposition of the Collateral, together with all other moneys received by the Agent hereunder, shall be applied as follows:

(i) first, to the payment of all amounts owing the Agent of the type described in clauses (ii) and (iii) of the definition of "Obligations";

(ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Obligations shall be paid to the Secured Creditors as provided in Section 4.4(c) hereof, with each Secured Creditor receiving an amount equal to such outstanding Obligations or, if the proceeds are insufficient to pay in full all such Obligations, its pro rata share of the amount remaining to be distributed;

(iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii) and following the termination of this Agreement pursuant to Section 7.8(a) hereof, to the Assignor or to whomever may be lawfully entitled to receive such surplus.

(b) If any payment to any Secured Creditor of its pro rata share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Obligations of the other Secured Creditors, with each Secured Creditor whose Obligations have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Obligations of such Secured Creditor and the denominator of which is the unpaid Obligations, of all Secured Creditors entitled to such distribution.

(c) All payments required to be made hereunder shall be made to the Agent under the Credit Agreement for the account of the Secured Creditors.

(d) For purposes of applying payments received in accordance with this Section 4.4, the Agent shall determine the outstanding Obligations owed to the Secured Creditors.

(e) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

4.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the other Loan Documents or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Agent to any other or further action in any circumstances without notice or demand. In the event that the Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

4.6. Discontinuance of Proceedings. In case the Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent, then and in every such case the Assignor, the Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Agent shall continue as if no such proceeding had been instituted.

ARTICLE V

INDEMNITY

5.1. Indemnity.  Each Assignor, jointly and severally, agrees to indemnify, reimburse and hold the Agent, each other Secured Creditor and their respective successors, permitted assigns, employees, agents and servants (hereinafter in this Section 5.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 5.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Loan Document or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the ownership, delivery, control, acceptance, lease, financing, possession, sale, or other disposition, or use of the Collateral, the violation of the laws of any country, state or other governmental body or unit, any tort, or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 5.1(a) except to the extent such claim, damage, loss, liability or expense is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Assignor of any such assertion of which such Indemnitee has knowledge.

(b) Without limiting the application of Section 5.1(a) hereof, each Assignor agrees to pay, or reimburse the Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

(c) Without limiting the application of Section 5.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any other Loan Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Loan Document.

(d) If and to the extent that the obligations of any Assignor under this Section 5.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

5.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of the Assignor contained in this Article V shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes issued under the Credit Agreement and the payment of all other Obligations and notwithstanding the discharge thereof.

ARTICLE VI

DEFINITIONS

The following terms shall have the meanings herein specified. All capitalized terms used but not defined herein, shall have the meaning ascribed to them in the Credit Agreement. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

"Agent" shall have the meaning provided in the recitals to this Agreement.

"Agreement" shall mean this Amended and Restated Security Agreement, as the same may be modified, supplemented or amended from time to time in accordance with its terms.

"Assignor" and "Assignors" shall have the meaning provided in the recitals to this Agreement.

"Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

"Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

"Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

"Eligible Inventory" shall mean all Inventory, except that Eligible Inventory shall not include (a) packaging and shipping materials; (b) supplies used or consumed in the Assignors' business; (c) Inventory subject to a security interest or Lien in favor of any person other than the Agent except those permitted in this Agreement; (d) bill and hold goods; (e) unserviceable, obsolete or slow moving Inventory; (f) Inventory which is not subject to the first priority, valid and perfected security interest of Agent; (g) damaged and/or defective Inventory; (h) returned Inventory that is not held for resale; (i) Inventory to be returned to vendors; (j) Inventory held after the applicable expiration date thereof; (k) samples; (l) Inventory purchased on consignment title to which has not passed to the Assignor; and (m) Inventory sold on consignment title to which has passed to the customer. General criteria for Eligible Inventory may be established and revised from time to time by the Agent in good faith. Any Inventory which is not Eligible Inventory shall nevertheless be part of the Collateral.

"Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement.

"Existing Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

"Existing Security Agreement" shall have the meaning provided in the recitals to this Agreement.

"Indemnitee" shall have the meaning provided in Section 5.1 of this Agreement.

"Inventory" shall mean all merchandise, inventory, goods, goods on consignment and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Agent from any Assignors' customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

"Lenders" shall have the meaning provided in the recitals to this Agreement.

"Liens" shall mean any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, in, of, or on any Assignor's property.

"Loan Document" shall mean this Agreement, the Credit Agreement and the Notes.

"Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, fees and interest thereon) of each Assignor to the Secured Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Loan Documents to which such Assignor is a party and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and such other Loan Documents; (ii) any and all sums advanced by the Agent in order to preserve the Collateral or preserve its security interest in the Collateral; (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Assignor referred to in clause (i) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and (iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 5.1 of this Agreement; all such obligations, liabilities, sums and expenses set forth in clauses (i) through (iv) of Article VI being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

"Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

"Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Assignor.

"Security Agreement" shall have the meaning provided in the recitals to this Agreement.

"UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

ARTICLE VII

MISCELLANEOUS

7.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be made as provided in Section 9.02 of the Credit Agreement.

7.2. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly effected thereby and the Agent (with the written consent of the Secured Creditors);

7.3. Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Loan Document; or (c) any amendment to or modification of any Loan Document for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

7.4. Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns (although no Assignor may assign its rights and obligations hereunder except in accordance with the provisions of the Loan Documents) and shall inure to the benefit of the Agent and the Secured Creditors and their respective successors and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Loan Documents regardless of any investigation made by the Secured Creditors or on their behalf.

7.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

7.6. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

7.7. Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

7.8. Termination; Release. After payment in full of the Obligations, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 5.1 hereof shall survive such termination) and the Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

(b) In the event that any part of the Collateral is released at the direction of the Secured Creditors and the proceeds from such release are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, such Collateral will be sold free and clear of the Liens created by this Agreement and the Agent, at the request and expense of the Assignor, will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Agent and has not theretofore been released pursuant to this Agreement.

(c) At any time that an Assignor desires that the Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 7.8(a) or (b), such Assignor shall deliver to the Agent a certificate signed by a principal executive officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to Section 7.8(a) or (b).

7.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Assignor and the Agent.

7.10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.11. The Agent. The Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Article VII of the Credit Agreement.

7.12. Benefit of Agreement. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

MEMC ELECTRONIC MATERIALS, INC.,
as Assignor

By: /s/ James M. Stolze
________________________________
Name: James M. Stolze
Title: Executive Vice President and Chief Financial Officer

By: /s/ Kenneth L. Young
_________________________________
Name: Kenneth L. Young
Title: Treasurer

MEMC PASADENA, INC.,
as Assignor

By: /s/ Kenneth L. Young
______________________________
Name: Kenneth L. Young
Title: Treasurer

Accepted and Agreed to:

E.ON AG
as Agent

By: /s/ Dr. Erhard Schipporeit
__________________________
Name: Dr. Erhard Schipporeit
Title: Chief Financial Officer

By: /s/ Dr. Michael Bangert
__________________________
Name: Dr. Michael Bangert
Title: Vice President

ANNEX A
to
SECURITY
AGREEMENT

SCHEDULE OF CHIEF EXECUTIVE OFFICES
AND OTHER RECORD LOCATIONS

A. MEMC Electronics Materials, Inc.

Chief Executive Office:

MEMC Electronic Materials, Inc.
501 Pearl Drive (City of O'Fallon)
P.O. Box 8
St. Peters, Missouri 63376

Other Record Locations:

Western Regional Sales Office
1740 Technology Drive, Suite 450
San Jose, California 95110

Eastern Regional Sales Office
1A Commons Drive, Suite 1
Londonderry, New Hampshire 03053

Central Regional Sales Office
1721 W. Plano Parkway, Suite 203
Plano, Texas 75075

MEMC SARL
11, rue Bailly
92200 Neuilly sur Seine
Paris, France

MEMC Electronic Materials, S.p.A.
Viale Gherzi, 31
28100 Novara, Italy

MEMC GmbH
Hauptstrasse 8B
D-82008 Unterhaching Germany

MEMC UK Ltd.
Suite 8, Waverley House
Bothwell Road
Hamilton Business Park
Hamilton ML30QA

United Kingdom
MEMC Electronic Materials, Inc.
8F-1, No. 93
Shoei-Yuan St., Hsinchu,
Taiwan, R.O.C. 300

Taisil Electronic Materials Corporation
No. 2 Creation Road 1,
Science-Based Industrial Park,
Hsinchu, Taiwan, R.O.C.

MEMC Japan Ltd.
Head Office
4F Bancho Fifth Building
5-5 Nibancho
Chiyoda-ku, Tokyo 102

MEMC Japan Ltd.
Osaka Sales Office
5th Floor, Higashitenma Bldg.
1-7-17 Higashi Tenma, Kita-Ku
Osaka City, Osaka 530

MEMC Electronic Materials, Sdn. Bhd.
No. 1 Jalan S.S. 8/2
Sungeway Subang
47300 Petaling Jaya
Selangor Daral Ehsan, Malaysia

MEMC Korea Company
Rm. 411, CAT Bldg.
159-6, Samsung-Dong, Kangnam-Ku
Seoul, Korea 135-728

Shanghai Representative Office
Suite 661, Shanghai Centre
1376 Nanjing Xi Lu
Shanghai 2000040 R.O.C.

B. MEMC Pasadena, Inc.

Chief Executive Office:

MEMC Pasadena, Inc.
3000 N. South Street
Pasadena, Texas 77503

Other Record Locations:

c/o IMC Agrico Company
Highway 44
Uncle Sam, LA 70792 - 9999

ANNEX B
to
SECURITY
AGREEMENT

SCHEDULE OF ELIGIBLE INVENTORY LOCATIONS

  MEMC Electronic Materials, Inc.

Raw Materials

MEMC Electronic Materials, Inc.
501 Pearl Drive
P. O. Box 8
St. Peters, MO 63376-0008

Goods In Process

MEMC Electronic Materials, Inc.
501 Pearl Drive
P. O. Box 8
St. Peters, MO 63376-0008

Finished Goods

MEMC Electronic Materials, Inc.
501 Pearl Drive
P. O. Box 8
St. Peters, MO 63376-0008

Consigned

Bax Global San Francisco
342 Allerton Avenue
South San Francisco, CA 94080

USF Worldwide
138/01 Springfield Blvd.
Jamaica, NY 11413

Schenker International, Inc.
4009 Commercial Center Drive
Suite 650
Austin, TX 78744

Schenker International, Inc.
600 East Dallas Road
Suite 100
Grapevine, TX 76051

Schenker International, Inc.
7550 22nd Avenue South
Suite 127
Minneapolis, MN 55450

Kintetsu World Express, Inc.
5021 Statesman Drive
Irving, TX 75063

Tee Hai Chem Ptd. Ltd.
Tee Hai Building18 Tuas Link 1
Singapore 638599
Singapore

Samsung Electronics Co. Ltd.
Attn; I. S. Kim
CPO Box 8780
Purh 4 Group
FB1 (03) Kiheung
Kyonggi-Do
South Korea

Intersil
Bldg. 61
Palm Bay Road
Palm Bay, FL 32905

Agere
Bldg. 60
Silicon Materials Inspection
555 Union Blvd.
Allentow, PA 18109

Motorola
3501 Ed Bluestein Blvd.
Austin, TX 78721

Motorola
2200 West Broadway
Mesa, AZ 85202

NSC
1111 Bardin Road
Arlington, TX 76017

NSC
5 Foden Rd.
South Portland, ME 04106

Samsung
4009 Commercial Ctr.
Ste 650,
Austin, TX 78744

B. MEMC Pasadena, Inc.

Raw Materials

MEMC Pasadena, Inc.
3000 N. South Street
Pasadena, TX 77503

IMC Agrico Company
Highway 44
Uncle Sam, LA 70792-9999

Goods In Process

MEMC Pasadena, Inc.
3000 N. South Street
Pasadena, TX 77503

Finished Goods

MEMC Pasadena, Inc.
3000 N. South Street
Pasadena, TX 77503

Consigned

Not Applicable

ANNEX C
to
SECURITY
AGREEMENT

SCHEDULE OF TRADE AND FICTITIOUS NAMES